CALVERT GLOBAL WATER FUND
Supplement to
Calvert Equity and Asset Allocation Funds Prospectus (Class A, C and Y)
dated February 1, 2016
Calvert Equity Funds Prospectus (Class I)
dated February 1, 2016
Date of Supplement: April 8, 2016
Effective on April 11, 2016, Calvert Global Water Fund (the “Fund”) will (i) change its Investment Objective and Principal Investment Strategies to track the Calvert Global Water Research Index, (ii) implement the Calvert Principles for Responsible Investment, and (iii) be advised on a day-to-day basis by Calvert Investment Management, Inc.
Effective on April 11, 2016, each Prospectus is amended as follows:
Change of Investment Objective
The text under Investment Objective in the Fund Summary is deleted and replaced by the following:
The Fund seeks to track the performance of the Calvert Global Water Research Index.
Change of Principal Investment Strategies
The text under "Investments, Risks and Performance – Principal Investment Strategies" is deleted and replaced by the following:
The Fund employs a passive management strategy designed to track, as closely as possible, the performance of the Calvert Global Water Research Index. The Fund uses a replication index method, investing in the common stock of each company in the Index in about the same proportion as represented in the Index itself. The Fund concentrates (invests more than 25% of its total assets) in the water-related resource sector and normally invests at least 80% of its net assets in equity securities of U.S. and non-U.S. companies whose main business is in the water sector or that are significantly involved in water-related services or technologies. The Fund will provide shareholders with at least 60 days’ notice before changing this 80% policy. The companies in which the Fund invests operate businesses, business units or business lines that (i) provide clean drinkable water or wastewater management, (ii) manufacture products, such as pumps, pipes and valves, and provide services that help to cultivate clean water infrastructure systems, (iii) manufacture products or provide services related to the construction, planning, design, or engineering of infrastructure that improves water efficiency and/or delivery, (iv) develop, manufacture, distribute and/or install equipment or technologies for the treatment, separation and purification of water, including membranes, ultra-violet, desalination, filtration, ion exchange, and biological treatment, (v) offer technologies that promote water conservation and the efficient use of water, such as metering or recycling, (vi) are leaders in water efficiency or water re-use in high-intensity water industries, or (vii) provide innovative solutions to global water challenges.
The Fund invests primarily in common stocks. The Fund invests in securities of all market capitalizations, but it may contain more small- and mid-cap stocks than large-cap stocks because many companies operating in the water-related sector are at a relatively early stage of development. Up to 5% of the Fund may be invested in High Social Impact Investments and Special Equities that provide financing to address global water challenges.
The Fund may invest in American Depositary Receipts (“ADRs”), which may be sponsored or unsponsored, and Global Depositary Receipts (“GDRs”).
The Fund is “non-diversified,” which means it may hold securities of a smaller number of issuers and invest a greater percentage of its assets in a particular issuer than a “diversified” fund.

Calvert Global Water Research Index. The Calvert Global Water Research Index is a proprietary index that is owned by Calvert Investments, Inc. It is composed of companies that manage water use in a sustainable manner and are actively engaged in expanding access to water, improving water quality, promoting the efficient use of water, or providing solutions that address other global water challenges. The Index universe consists of companies that satisfy minimum market capitalization and liquidity thresholds and are significantly involved in water-related business activities that are consistent with the Calvert Principles for Responsible Investment. A company is significantly involved in a water-related business activity if (i) at least 30 percent of its total annual revenue or earnings is derived from business activities in either the water utilities or water distribution sectors ("Water Utilities"), the water infrastructure sector ("Water Infrastructure Providers"), or water treatment or water technology sectors ("Water Technology Providers"), (ii) it is a leader in water efficiency or water re-use in a water-intensive industry, which may include the food products, paper and semiconductor industries ("Water Use Leaders"), or (iii) it provides solutions that address global water challenges, as outlined by the United Nations Sustainability Development Goals ("Water Innovators"). Water Utilities, Water Infrastructure Providers, Water Technology Providers and Water Use Leaders must have, at the time of each Index reconstitution, a minimum market capitalization of $200 million, a minimum float-adjusted market capitalization of $150 million, and a 20-day average daily trading volume of at least $750,000. Water Innovators must have, at the time of each Index reconstitution, a minimum market capitalization of $50 million, float that equals or exceeds 30 percent of the issued and outstanding shares of the company, and a 20-day average daily trading volume of at least $300,000.
At each Index reconstitution Water Utilities, Water Infrastructure Providers, and Water Technology Providers will each represent approximately one-quarter of the total market value of the Index, and, within each category, each constituent will be further weighted based on the natural logarithm of its market capitalization, subject to a maximum weight for each constituent equal to 5 percent of the total market capitalization of the Index. This weighting methodology seeks to limit the potential for large-cap and mega large-cap names to dominate the Index while allowing for increased exposure to small-cap and micro-cap names. At each Index reconstitution, the Water Use Leaders and Water Innovators will together comprise approximately one-quarter of the Index, subject to a combined maximum for these two categories of 50 constituents that will be equal-weighted. The number of companies in the Index will change over time due to company mergers or changes resulting from Calvert's evaluation of an issuer's conduct relative to the responsible investment principles. The Index is reconstituted annually and is rebalanced quarterly.
At each Index reconstitution, at least 40% of the total market value of the Index or, if the Advisor determines conditions are not favorable, at least 30% of the total market value of the Index, will be comprised of foreign securities. Securities will be considered foreign securities based on an analysis of various criteria, including a company’s principal place of business, the primary exchange on which the security is traded, and the country in which the greatest percentage of company revenue is generated. All Index constituents must be listed on a stock exchange in either a developed country or an emerging market country. Although the constitution of the Index is not based on a predetermined geographic allocation, at each reconstitution and rebalancing the Index will include issuers from at least three different countries (including the United States). Most Index constituents will be domiciled in, and generate revenue in, developed countries, but emerging market companies may comprise up to 20% of the Index.
At each Index reconstitution and rebalancing at least 40% of the total market value of the Index will have economic exposure to the water sector through (i) the percentage of revenues or earnings of the Index constituents that are generated from water-related products, services or technologies or (ii) the percentage of assets of the Index constituents that are utilized to produce those products, deliver those services, or deploy those technologies.
Responsible Investing. In conjunction with Calvert’s financial analysis, Calvert’s comprehensive responsible investment principles guide our investment research processes and decision-making. The principles are applied across industries and to specific companies in order to inform our view of risk and opportunity factors that may affect investment performance.
Changes to Principal Risks
Under "Investments, Risks and Performance – Principal Risks” in the Fund Summary for each Fund, insert the following text as the third full paragraph:

Index Tracking Risk. An index fund has operating expenses; a market index does not. Although expected to track its target index as closely as possible while satisfying its investment criteria, including financial and responsible investing factors, the Fund will not be able to match the performance of the index exactly.
Under "Investments, Risks and Performance – Principal Risks” in the Fund Summary for each Fund, delete “Foreign Currency Hedge and Derivatives Risk".
Under "Investments, Risks and Performance – Principal Risks” in the Fund Summary for each Fund, delete “Responsible Investing Risk" and insert the following:
Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize a responsible investment strategy. The application of responsible investment principles may affect the Fund’s exposure to certain sectors or types of investments and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. A company's environmental, social and governance ("ESG") performance or the Advisor's assessment of a company's ESG performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund's responsible investment principles. In evaluating a company, the Advisor is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could cause the Advisor to incorrectly assess a company's ESG performance. Successful application of the Fund's responsible investment strategy will depend on the Advisor’s skill in properly identifying and analyzing material ESG issues.
Change to Portfolio Management
Kleinwort Benson Investors International Ltd. is terminated as a subadvisor for the Fund.
Under“Portfolio Management” in the Fund Summary, the section entitled "Investment Subadvisor" is deleted and the table in that section is deleted and replaced by the following table:

Portfolio Manager Name	Title	Length of Time Managing Fund
Laurie Webster, CFA	Vice President - Investment Operations and Indexing	Since April 2016
Matthew Moore, CFA	Index Portfolio Manager and Senior Analyst	Since April 2016
Lise Bernhard	Director of Investment Operations and Performance	Since April 2016
Christopher Madden, CFA	Portfolio Manager	Since April 2016
Jade Huang	Portfolio Manager	Since April 2016
Under “Management of Fund Investments – More Information About the Advisor, Subadvisors and Portfolio Managers” the section entitled "Calvert Global Energy Solutions Fund and Calvert Global Water Fund" is deleted and replaced by the following text:
Calvert Global Energy Solutions Fund
Kleinwort Benson Investors International, Ltd. (KBI), 3rd Floor, 2 Harbourmaster Place, IFSC, Dublin 1, Ireland, has managed the assets of Calvert Global Energy Solutions Fund since inception in May 2007. KBI is wholly-owned by Kleinwort Benson Investors Dublin Ltd., which is a wholly-owned subsidiary of Kleinwort Benson Group Ltd. KBI’s ultimate parent is BHF Kleinwort Benson Group SA. KBI had over $7.9 billion in assets under management as of December 31, 2015.

Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team
Treasa Ni Chonghaile	Equity Portfolio Management, KBI	Portfolio Manager
Colm O’Connor	Equity Portfolio Management, KBI	Portfolio Manager
Calvert Global Water Fund
Calvert Investment Management, Inc.
See “About Calvert” above.

Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team
Laurie Webster, CFA
July 2015 - present: Vice President - Investment Operations and Indexing, Calvert. 2007 - June 2015: Director, Investment and Performance Systems, Calvert. Ms. Webster has 30 years of experience in the financial industry and has been with Calvert for 15 years.
Co-Portfolio Manager
Matthew Moore, CFA
October 2015 - present: Index Portfolio Manager and Senior Analyst, Calvert.
January 2014 - October 2015: Assistant Portfolio Manager and Head Trader, Calvert.
2008 - 2013: Investment Analyst and Head Trader, Calvert.
Co-Portfolio Manager
Lise Bernhard
October 2015 - present: Director of Investment Operations and Performance, Calvert. Prior to October 2015, Ms. Bernhard was Manager, Calvert Responsible Indexes and Senior Performance Analyst, Calvert. Ms. Bernhard has over 20 years of experience in the financial industry and has been with Calvert for 10 years.
Co-Portfolio Manager
Christopher Madden, CFA	November 2015 - present: Portfolio Manager, Calvert October 2010 - October 2015: Senior Equity Analyst, Calvert	Co-Portfolio Manager
Jade Huang	November 2015 - present: Portfolio Manager, Calvert 2010 - October 2015: Senior Equity Analyst, Calvert 2006 - 2010: Equity Analyst, Calvert	Co-Portfolio Manager
Change to the Annual Fund Operating Expenses
The Annual Fund Operating Expenses table under "Fees and Expenses of the Fund" in the Fund Summary of the Class A, C and Y Prospectus is deleted and replaced by the following table.

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
	Class A	Class C	Class Y
Management fees[3]	0.84%	0.84%	0.84%
Distribution and service (12b-1) fees	0.25%	1.00%	None
Other expenses	0.35%	0.31%	0.27%
Total annual fund operating expenses	1.44%	2.15%	1.11%
Less fee waiver and/or expense reimbursement[4]	(0.16%)	(0.12%)	(0.08%)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.28%	2.03%	1.03%
3 Management fees are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.
4 The investment advisor has agreed to contractually limit direct net annual fund operating expenses through January 31, 2018. Direct net operating expenses will not exceed 1.28% for Class A, 2.03% for Class C and 1.03% for Class Y. Only the Board of Directors of the Fund may terminate the Fund’s expense limitation before the contractual period expires, upon 60 days’ prior notice to shareholders.
The Annual Fund Operating Expenses table under "Fees and Expenses of the Fund" in the Fund Summary of the Class I Prospectus is deleted and replaced by the following table.

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees[1]	0.84%
Distribution and service (12b-1) fees	None
Other expenses	2.87%
Total annual fund operating expenses	3.71%
Less fee waiver and/or expense reimbursement[2]	(2.78%)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.93%
1 Management fees are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.
2 The investment advisor has agreed to contractually limit direct net annual fund operating expenses to 0.93% through January 31, 2018. Calvert has further agreed to contractually limit direct net annual fund operating expenses for Class I to 2.00% through January 31, 2026. Only the Board of Directors of the Fund may terminate the Fund’s expense limitation before the contractual period expires, upon 60 days’ prior notice to shareholders.

In the table under "Management of Fund Investments – Advisory Fees" in the Class A, C and Y Prospectus, delete footnote 3, which was included in the Prospectus in error, and replace the footnote with the following text:
3 Effective April 11, 2016, the advisory fee is 0.75% of the Fund's average daily assets for the first $250,000,000 and 0.70% of the Fund's average daily assets over $250,000,000.
In the table under "Management of Fund Investments – Advisory Fees" in the Class I Prospectus the reference to "0.87%" is changed to "0.87%3" and the following footnote is added below the table:
3 Effective April 11, 2016, the advisory fee is 0.75% of the Fund's average daily assets for the first $250,000,000 and 0.70% of the Fund's average daily assets over $250,000,000.
In the table under "More Information on Fees and Expenses – Contractual Fee Waivers and/or Expense Reimbursements" in the Class A, C and Y Prospectus the information presented for the Calvert Global Water Fund should be changed to 1.28%, 2.03% and 1.03% for Class A, Class C and Class Y, respectively.
In the table under "More Information on Fees and Expenses – Contractual Fee Waivers and/or Expense Reimbursements" in the Class I Prospectus the information presented for the Calvert Global Water Fund should be changed to 0.93%.
Change to the Example
The Example in the Fund Summary in the Class A, C and Y Prospectus is deleted and replaced by the following Example.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

•	you invest $10,000 in the Fund for the time periods indicated and then either redeem or hold your shares at the end of those periods;

•	your investment has a 5% return each year;

•	the Fund’s operating expenses remain the same; and

•	any Calvert expense limitation is in effect for the period indicated in the fee table above.
Although your actual costs may be higher or lower, under these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class A	$599	$894	$1,210	$2,104
Class C
Expenses assuming redemption	$306	$661	$1,143	$2,473
Expenses assuming no redemption	$206	$661	$1,143	$2,473
Class Y	$105	$345	$604	$1,345
The Example in the Fund Summary in the Class I Prospectus is deleted and replaced by the following Example.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

•	you invest $1,000,000 in the Fund for the time periods indicated;

•	your investment has a 5% return each year;

•	the Fund’s operating expenses remain the same; and

•	any Calvert expense limitation is in effect for the period indicated in the fee table above.
Although your actual costs may be higher or lower, under these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$9,489	$52,375	$97,873	$224,113
Implementation of the Calvert Principles for Responsible Investment
Immediately below the heading "About Sustainable and Socially Responsible Investing – Calvert Principles for Responsible Investment" delete the parenthetical and replace it with the following text:
(Calvert Balanced Portfolio, Calvert Equity Portfolio, Calvert Large Cap Core Portfolio, Calvert International Equity Fund and Calvert Global Water Fund)
Immediately below the heading "About Sustainable and Socially Responsible Investing – Calvert Solution Strategies®" delete the parenthetical and replace it with the following text:
(Calvert Global Energy Solutions Fund and Calvert Emerging Markets Equity Fund)
Under "About Sustainable and Socially Responsible Investing – Calvert Solution Strategies® – Sustainable and Socially Responsible Investment Criteria" delete the section entitled "Calvert Global Water Fund".
In the Fund Summary for the Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund, and Calvert Aggressive Allocation Fund, delete all references to the Calvert Global Water Fund under "Investments, Risks and Performance – Responsible Investing".
Other Changes
In the table under "More Information on Investment Objective, Investment Strategies and Risks – Further Description of Investment Strategies and Techniques", insert a new row entitled "Indexing" as the seventh row under the heading "Investment Techniques". The row should be populated with "NA" for all Funds except the Calvert Global Water Fund, which should be populated with the icon that indicates the fund uses indexing as a principal investment strategy.
Under "More Information on Investment Objective, Investment Strategies and Risks" delete the section entitled "Description of Water Indices".